Employee Benefits Obligations - Summary of Fair Value Of Plan Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Disclosure of fair value of plan assets [line items]
Debt securities	$ 18.3	$ 20.0
Equity securities	7.6	8.0
Cash and cash equivalents	2.7	2.8
Total	$ 28.5	$ 30.7
Percentage Of Debt Instruments	64.00%	65.00%
Percentage Of Equity securities	27.00%	26.00%
Percentage Of Cash And Cash Equivalents	9.00%	9.00%
Percentage Of Plan Assets	100.00%	100.00%